EXHIBIT 10.1


                                  STATEMENT OF
                              NETBLOO MEDIA, LTD.,
                                AND JONATHAN LINT
                                      AS TO
                        THE JOINT FILING OF SCHEDULE 13D

We, the Undersigned, hereby consent to the joint filing with the Securities and Exchange Commission ("SEC") of the Schedule 13D, dated January 8, 2013 on our behalf by Jonathan Lint.

Date:  January 8, 2013




                                               NETBLOO MEDIA, LTD.


                                               /s/ Jonathan Lint
                                               ---------------------------------
                                               Jonathan Lint, Manager




                                               JONATHAN LINT, INDIVIDUAL

                                               /s/ Jonathan Lint
                                               ---------------------------------
                                               Jonathan Lint, Individual